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                                                                    EXHIBIT 21.1


                          SUBSIDIARIES OF REGISTRANTS


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
Subsidiaries of Digital Television Services, LLC

                                                                                      INTEREST
                                                                                     OF DIGITAL
                                                             JURISDICTION OF         TELEVISION
ENTITY                              FORM OF ORGANIZATION       ORGANIZATION         SERVICES, LLC
------                              --------------------       ------------        ---------------

DTS Capital, Inc.                   corporation                 Delaware           100%

DTS Management, LLC                 limited liability            Georgia           100% member
                                    company                                        interest
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

Subsidiaries of DTS Management, LLC

                                                                                      INTEREST
                                                              JURISDICTION OF          OF DTS
ENTITY                              FORM OF ORGANIZATION       ORGANIZATION        MANAGEMENT, LLC
------                              --------------------       ------------        ---------------

Digital Television Services of      limited liability           Delaware           100% member
California, LLC                     company                                        interest

Digital Television Services of      limited liability            Georgia           100% member
Colorado, LLC                       company                                        interest

Digital Television Services of      limited liability            Georgia           100% member
Georgia, LLC                        company                                        interest

Digital Television Services of      limited liability            Georgia           100% member
Kansas, LLC                         company                                        interest

Digital Television Services of      limited liability            Georgia           100% member
Kentucky, LLC                       company                                        interest

Digital Television Services of      limited liability            Georgia           100% member
New Mexico, LLC                     company                                        interest

Digital Television Services of      limited liability            Georgia           100% member
New York I, LLC                     company                                        interest

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
                                                             JURISDICTION OF       INTEREST
ENTITY                              FORM OF ORGANIZATION       ORGANIZATION         OF DTS
------                              --------------------       ------------         ------


Digital Television Services of      limited liability            Georgia           100% member
South Carolina I, LLC               company                                        interest


Digital Television Services of      limited liability            Georgia           100% member
Vermont, LLC                        company                                        interest

Spacenet, Inc.                      corporation                 New Mexico         100%


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Subsidiaries of Other Registrants


    The Registrants, other than Digital Television Services, LLC and DTS Management, LLC, have no subsidiaries.